SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                ----------------


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934


   Date of  Report  (Date  of  earliest  event  reported) September 15, 1997.

                        DFC Securitization Trust 1997-I
               (Exact name of registrant as specified in charter)


        North Carolina               333-24351               23-2912899
 (State or other jurisdiction       (Commission           (IRS Employer
       of incorporation)            File Number)         Identification No.)

 c/o PNC Bank, National Association
     Corporate Trust Department
  Attention:  Constantine Hromych
         1700 Market Street
    Philadelphia, Pennsylvania                          19103
 (Address of principal executive offices)             (Zip Code)


       Registrant's telephone number, including area code (215) 585-8738

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        (Former name or former  address,  if changed since last report.)


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                        DFC Securitization Trust 1997-I


                                    Form 8-K


Item 1.      Changes in Control of Registrant.

             Not Applicable.

Item 2.      Acquisition or Disposition of Assets.

             Not Applicable.

Item 3.      Bankruptcy or Receivership.

             Not Applicable.

Item 4.      Changes in Registrant's Certifying Accountant.

             Not Applicable.

Item 5.      Other Events.

         DFC Securitization Trust 1997-I (the "Trust"), the issuer of the Deutsche Financial Capital Securitization LLC Senior/Subordinated Pass-Through Certificates, Series 1997-I (the "Certificates"), makes monthly distributions to holders of the Certificates. The latest distribution was made on September 15, 1997. Oakwood Acceptance Corporation, as Servicer for the Trust, has prepared a monthly Remittance Report and delivered it to the Trustee.

Remittance Report. . . . . . . . . . . . .Exhibit 20.1

Item 6.  Resignations of Registrant's Directors.

                  Not Applicable.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

                  Exhibits

                  20.1 Monthly Remittance Report relating to the Distribution Date occurring on September 15, 1997.

Item 8.  Change in Fiscal Year.

                  Not Applicable.


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                                   Signatures


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  DFC Securitization TRUST 1997-I, Registrant

                                  By:  Oakwood Acceptance Corporation,
                                           as servicer


September 23, 1997
                                                /s/ DOUGLAS R. MUIR
                                                -----------------------------
                                                     Douglas R. Muir
                                                     Vice President



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                               INDEX OF EXHIBITS

                                                           Page of Sequentially
                                                              Numbered Pages
20.1     Monthly Remittance Report relating to Distribution
         Date occurring on September 15, 1997.................... 5-10